Supplement dated August 20, 2025, to the following Minnesota Life Prospectus dated June 24, 2025:

•	AccumuLink™ Advance

This prospectus supplement updates and supplements the information contained in the product prospectus dated June 24, 2025, and any supplements thereto. Defined terms used within this supplement that are not otherwise defined herein shall have the same meanings as those given in the June 24, 2025 prospectus.

Appendix A – Account Options Available Under the Contract of the prospectus is hereby amended to list here the Minimum Limit on Index Gain for the S&P 500® Index 1-Year Point-to-Point with 20% Buffer and Cap Indexed Account, described elsewhere in the prospectus, as set forth below. For additional information about this Indexed Account and others, please review the entirety of the prospectus, including the section of the prospectus entitled Description of the Insurance Company and Account Options.

Type of Index	Index	Crediting Period	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Crediting Period)	Minimum Limit on Index Gain (guaranteed for the life of the Contract)
The S&P 500® Index is a market capitalization-weighted index of 500 common stocks traded on every major U.S. Stock Exchange. This index includes 500 of the top companies in leading industries of the U.S. economy. This Index does not include dividends declared by any of the companies in this Index, which will cause the Index to underperform a direct investment in the securities composing the Index.	S&P 500®	1 Year	Point to Point with Buffer and Cap	20% Buffer	1%

The section of the prospectus entitled Material Contract Variations by State is hereby amended to include the following variation for the State of California as set forth below.

State	Rider or Feature	Availability or Variation
California	Accelerated Death Benefit Option	The Waiting Period is 30 days in California.

Please retain this supplement for future reference.

F109996 08-2025